
                                                                     Exhibit 4.1

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
                                           [LOGO OF bamboo.com APPEARS HERE]
-----------------------                                                                            ----------------------
        NUMBER                                                                                             SHARES
 B
-----------------------                                                                            ----------------------

       COMMON STOCK                                                                                   COMMON STOCK
     PAR VALUE $0.001                                                                              CUSIP 05942K 10 5
                                  INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE     SEE REVERSE FOR CERTAIN DEFINITIONS

                THIS CERTIFIES that





                IS THE RECORD OWNER OF

           FULLY PAID AND NON-ASSESSABLE SHARS OF COMMON STOCK PAR
                          VALUE $0.001 PER SHARE, OF
                               bamboo.com, Inc.
(hereinafter called the "Corporation") transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation and all amendments thereto, to all of which the holder by the acceptance hereof consents. This Certificate is not valid until countersigned and registered by the Transfger Agent and Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authroized offers.

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
Dated:


                                                          bamboo.com, Inc.
                                                             CORPORATE
                                                               SEAL
/s/ Mario M. Rosati                                        MAR 26, 1998                         /s/ illegible
Secretary                                                    DELAWARE                           Chairman and Chief Executive Officer




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                                        COUNTERSIGEND AND REGISTERED:
                                                  NORWEST BANK, MINNESOTA, N.A.,
                             BY                                   TRANSFER AGENT
                                                                   AND REGISTRAR

                                                            AUTHORIZED SIGNATURE



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                              bamboo.com, Inc.


    The Corporation will furnish without charge to each stockholder who so requests, a copy of the powers, designations, preferences and relative, participating, optional, or other special right of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Secretary of the Corporation at the principal office of the Corporation.

KEEP THIS STOCK CERTIFICATE IN A SAFE PLACE. If this stock certificate is lost, stolen, or destroyed, the Board of Directors of the Corporation may require the owner, or his legal representative, to give the Corporation a bond to indemnify the Corporation against any such claim that may be made against them on account of the alleged loss, theft, or destruction of any such certificate as a condition to the issuance of a replacement certificate.

    The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM - as tenants in common            UNIF GIFT MIN ACT - __________ Custodian __________
                                                                (Cust)               (Minor)

TEN ENT - as tenants by the entireties                         under Uniform Gifts to Minors

JT TEN  - as joint tenants with                               Act ___________________________
          right of survivorship                                             (State)
          and not as tenants in common
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    Additional abbreviations may also be used though not in the above list.

    For value received, _____________________________ hereby sell(s), assign(s)
and transfer(s) unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

_____________________________

________________________________________________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ____________________________

                                    X __________________________________

                                    X __________________________________

                           NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                   THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT
                                   OR ANY CHANGE WHATEVER.

MEDALLION SIGNATURE GUARANTEED

By_________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.